SPDR® Index Shares Funds

SPDR STOXX EUROPE 50 ETF

(the “Fund”)

Supplement dated August 23, 2019 to the Prospectus

dated January 31, 2019, as may be supplemented from time to time

Effective September 23, 2019 (the “Effective Date”), the Fund’s benchmark index will change from the STOXX Europe 50 Index to the STOXX Europe Total Market Index and all references to the Fund’s benchmark index in the Prospectus (except for the benchmark index in the Average Annual Total Returns table) will change accordingly. In connection with the change in benchmark index, as of the Effective Date, the “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section beginning on page 1 of the Prospectus is deleted and replaced with the following:

In seeking to track the performance of the STOXX® Europe Total Market Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries.

The Index is a free-float market capitalization weighted index designed to provide a broad representation of publicly traded Western European companies. The Index represents approximately the top 95% of the free-float market capitalization of each of the following European countries: Austria, Belgium, Poland, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is reviewed quarterly. As of May 31, 2019, a significant portion of the Index comprised companies located in the United Kingdom and France, although this may change from time to time. As of May 31, 2019 the Index comprised 1457 securities.

The Index is sponsored by STOXX (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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